UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): October 13, 2011

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	20-4947667
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1502 17th Street SE
Pipestone, MN	56164
(Address of principal executive offices)	(Zip code)

507.777.4310
(Registrant’s telephone number including area code)

996 190th Avenue
Woodstock, MN 56186
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL WIND, INC.

Forward-Looking Statements

This report includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including statements that reflect Juhl Wind’s current expectations about its future results, performance, prospects and opportunities. Juhl Wind has tried to identify these forward-looking statements by using words and phrases such as “may,” “will,” “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plan,” “should,” “typical,” “preliminary,” “hope,” or similar expressions. These forward-looking statements are based on information currently available to Juhl Wind and are subject to a number of risks, uncertainties and other factors that could cause Juhl Wind’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements and specifically those statements referring to the projects mentioned herein.  New projects are subject to large, third party risks that may not be in control of Juhl Wind including the timing of funding and actual construction. Revenue estimates for all wind farms owned and operated by Juhl Wind Inc. are subject to variations due to turbine availability, actual wind available on an annual basis and other operating risks outlined in company filings.  These risks are described from time to time in Juhl Wind’s SEC filings; and such factors as incorporated by reference.

 Item 1.01                      Entry into a Material Agreement

On October 13, 2011, the Company’s, wholly owned subsidiary, Juhl Energy Development, Inc., a Minnesota corporation (“JEDI”), became the sole equity owner in Winona Wind Holdings, LLC, a Minnesota limited liability company (“Winona”), which owns 100% of Winona County Wind, LLC (“WCW”), the operator of  a 1.5 megawatt wind-powered electric generating facility near Woodstock, Minnesota.  JEDI entered into a unit purchase agreement (the “Purchase Agreement”) for the purchase of 1,000 membership units of Winona (the “Units”), which represents 100% of the equity interest, from two individual project owners (the “Sellers”), for $99,800.  The Sellers are known to JEDI, one being a non-executive employee and the other being a relative of our assistant secretary.  These individuals acquired the Units from the Winona County Economic Development Authority in anticipation of the development and financing of the project and paid the identical price to that paid by JEDI several months prior to the transaction described herein.  Due to various reasons, including project delays and financing concerns, the Sellers and JEDI entered into the transaction.

Pursuant to the Purchase Agreement, JEDI purchased the Units from the Sellers, in a private sale exempt from registration under Section 4(1) of the Securities Act of 1933. The purchase price of $99,800 (the “Purchase Price”) consisted of the following: (i) $5,000 of the Purchase Price payable in cash and (ii) the remaining $94,800 by way of the assumption of Winona’s net obligations, including, without limitation, that certain promissory note by and between Winona and Winona County Economic Development Authority (“WCEDA”) dated June 1, 2010 (the “Note”).  The Purchase Agreement is attached to this report as Exhibit 2.1.

Item 2.01                      Completion of Acquisition or Disposition of Assets

The Purchase Transaction

On October 13, 2011, JEDI acquired 100% of the ownership interest in Winona from individual sellers in a private sale transaction, for a purchase price of $99,800 (as described in Item 1.01). In addition to the equity purchase, JEDI has a remaining receivable from WCW in the amount of approximately $3,354,000 primarily related to the supply of two turbines, balance of plant construction and other development expenses.  At the present time, JEDI is currently seeking additional monies through traditional bank financing,  cost negotiations with vendors, and settlement of litigation with a freight carrier in order to address the collection of the receivable. It has not been determined at this time whether JEDI will convert any of the remaining receivable into additional equity into the WCW project.

Winona Wind Holdings, LLC
At the time of acquisition, Winona Wind Holdings, LLC was a Minnesota limited liability company, which in turn owns 100% of the membership interests in WCW, the owner and operator of a 1.5 megawatt wind powered electric generating facility in Winona, Minnesota.   Subsequent to the acquisition, WCW placed its wind farm in service on October 27, 2011.

Subsequent to JEDI’s acquisition of 100% of the equity interests in Winona, on December 31, 2011, JEDI assigned its 100% interest in Winona to Juhl Renewable Assets, Inc., a Delaware corporation, which is one of the Company’s subsidiaries.

As of the filing date hereof, Juhl Renewable Assets, Inc. is the 100% owner of Winona.

Characterization of Acquisition of Winona Wind Holdings, LLC

On November 14, 2011, the Company filed a Quarterly Report on Form 10-Q describing the acquisition of Winona.  At that time, the Company did not deem the transaction to constitute the entry into a material definitive agreement under Item 1.01 of Form 8-K or an acquisition of a significant amount of assets reportable under Item 2.01 of Form 8-K.  However, under further review, the Company has decided to supplement its disclosure in the Form 10-Q with the filing of this Form 8-K.  Although the acquisition of Winona by JEDI is a reportable acquisition of a significant amount of assets, which exceeds 10% of the total assets of the Company and its consolidated subsidiaries, it does not meet the thresholds under the significant acquisition testing under Regulation S-X that would require the presentation of financial statements and pro forma information under Item 9.01 hereof.

The Company will be incorporating the WCW and Winona financial activities  into its December 31, 2011 consolidated financial statements.

The disclosure set forth under Item 1.01 of this Current Report is incorporated herein in its entirety by reference.

Item 8.01                      Other Information

On December 7, 2011, the Company issued a press release concerning the completion and start-up of the Winona wind farm project.

A copy of the press release concerning the Exchange is attached hereto as Exhibit 99.1 hereto.

The information in Item 8.01 of this Report, including the information contained in Exhibit 99.1, shall be deemed "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

2.1	Unit Purchase Agreement, dated as of October 13, 2011 between individual sellers and Juhl Energy Development, Inc.

2.2	Transfer Agreement, dated as of December 31, 2011 between Juhl Energy Development, Inc. and Juhl Renewable Assets, Inc.

99.1	Juhl Wind, Inc., Press Release, dated December 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2012	JUHL WIND, INC.

	By:	/s/ John Mitola
John Mitola
President